Note 9 - Reconciliation of Income Taxes at the Statutory Federal Income (Details) - USD ($) $ in Thousands	12 Months Ended
	Jun. 30, 2016	Jun. 30, 2015
Net loss from continuing operations	$ (19,910)	$ (10,958)
Computed tax benefit at statutory rate	(6,969)	(3,835)
Taxes in foreign jurisdictions with rates different than the United States	4,589	970
Other	789	2,693
Valuation allowance	1,591	172
Income tax expense